UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2019 (June 27, 2019)

CM Finance Inc

(Exact name of registrant as specified in its charter)

Maryland	814-01054	46-2883380
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer Identification No.)
of incorporation)

65 East 55th Street

15th Floor

New York, New York

10022

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (212) 257-5199

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading symbol(s)	Name of Each Exchange on Which Registered

Common Stock, par value $0.001 per share	CMFN	The NASDAQ Global Select Market

6.125% Notes due 2023	CMFNL	The NASDAQ Global Select Market

Item 7.01.  Regulation FD Disclosure.

On June 27, 2019, CM Finance Inc (the “Company”) held a conference call to discuss the matters set forth in the press release entitled “Investcorp Credit Management US LLC to Acquire Majority Interest in CM Investment Partners LLC; CM Finance Inc Announces Entrance into Stock Purchase Agreement with Investcorp BDC Holdings Limited” (the “Press Release”), a copy of which was furnished as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 26, 2019 and is incorporated by reference herein. A transcript of the call may be found in the “Analyst Call Transcripts” page of the “Investor Relations” section of the Company’s website at http://cmfn-inc.com/analyst-call-transcripts/, and is furnished herewith as Exhibit 99.1 (the “Transcript”).

On June 28, 2019, the Company made available on its website an investor presentation (the “Investor Presentation”) regarding the matters set forth in the Press Release. The investor presentation may be found in the “Reports and Presentations” page of the “Investor Relations” section of the Company’s website at http://cmfn-inc.com/reports-presentations/. A copy of the Investor Presentation is furnished herewith as Exhibit 99.2.

The information contained in this Current Report, including the Press Release and Exhibits 99.1 and 99.2 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended.

Cautionary Statement Regarding Forward-Looking Statements

The information contained in this Current Report, including the Press Release and Exhibits 99.1 and 99.2 attached hereto, contains “forward-looking statements” that speak only as of the date thereof and are subject to risks and uncertainties. The Company does not undertake any obligation to update any forward-looking statements, whether as a result of new information or developments, future events or otherwise, except as required by law. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

Additional Information and Where to Find It

In connection with the proposed transactions, the Company plans to file with the SEC and mail to its stockholders a proxy statement on Schedule 14A (the “Proxy Statement”). The Proxy Statement will contain important information about the Company, CM Investment Partners LLC (“CMIP”), Investcorp Credit Management US LLC (“Investcorp”), the proposed transactions and related matters. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS THERETO, CAREFULLY AND IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, CMIP, INVESTCORP, THE PROPOSED TRANSACTIONS AND RELATED MATTERS. Investors and security holders will be able to obtain the Proxy Statement and other documents filed with the SEC by the Company, free of charge, from the SEC’s web site at www.sec.gov and from the Company’s website at www.cmfn-inc.com. Investors and security holders may also obtain free copies of the Proxy Statement and other documents filed with the SEC from the Company by calling Investor Relations at (212) 257-5199.

Participants in the Solicitation

The Company and its directors, executive officers and other persons may be deemed to be participants in the solicitation of proxies from the stockholders of the Company’s common stock in respect of the approval of the new investment advisory agreement pursuant to which CMIP will continue to serve as the Company’s investment adviser. Information regarding the Company’s directors and executive officers is available in its definitive proxy statement for the Company’s 2018 annual meeting of stockholders filed with the SEC on September 20, 2018 (the “2018 Proxy Statement”), as modified or supplemented by any Form 3 or Form 4 filed with the SEC since the date of the 2018 Proxy Statement. Other information regarding the interests of the participants in the proxy solicitation will be included in the Proxy Statement if and when it becomes available. These documents can be obtained, or will be available, free of charge from the sources indicated above.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Transcript of the Conference Call held on June 27, 2019
99.2	Investor Presentation, dated June 27, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 28, 2019	CM FINANCE INC

By:	/s/ Rocco DelGuercio
Name: Rocco DelGuercio
Title: Chief Financial Officer and Treasurer